Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Bear Stearns Asset Backed
Securities I Trust 2004-HE11, Asset-Backed Certificates, Series 2004-HE11 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

I-A-1
The Bank of New York
182,640,000
53%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA/Prudential
140,000,000
41%
14201 Dallas Parkway
Dallas, TX 75254
I-A-2
The Bank of New York
16,641,000
10%
One Wall Street
New York, NY 10286

Citibank
19,689,000
12%
3800 Citibank Center B3-15
Tampa, FL 33610

SSB&T Co
17,000,000
11%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW

Bear Stearns
15,000,000
9%
One Metrotech Center North, Fourth Floor
Brooklyn, NY 11202-3862

JP Morgan Chase Bank NA
74,071,000
48%
14201 Dallas Parkway
Dallas, TX 75254

Mellon Trust
10,000,000
6%
525 William Penn Place
Suite 3418
Pittsburgh, PA 15259

I-A-3
CGM/SAL BR
10,000,000
23%
3333 W. 34 th Street, Third Floor
New York, NY 10001

UBSSEC/CMO
8,000,000
18%
299 Park Avenue
New York, NY 10171

JP Morgan Chase Bank NA
5,000,000
11%
14201 Dallas Parkway
Dallas, TX 75254

WCM LLC
8,000,000
18%
301 South College Street
Charlotte, NC 28288

ML SFKPG
11,722,000
27%
4 Corporate Place
Piscataway, NJ 08854

II-A-1
FHL/RETAIN
594,540,000
100%
155 Parkrun Drive
Mail Stop 5Dn
McLean, VA 22102

II-A-2
Bear Stearns
15,000,000
10%
One Metrotech Center North, Fourth Floor
Brooklyn, NY 11202-3862

Mellon Trust
48,635,000
32%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Bank of New York/London
18,500,000
12%
11486 Corporate Blvd.
Orlando, FL 32817

SSB/Frank
22,000,000
14%
14 Wall Street, Fifth Floor
Broker/Dealer Clearance
New York, NY 10005
JP Morgan Chase Bank NA
26,000,000
17%
14201 Dallas Parkway
Dallas, TX 75254

WESTLB SEC
18,500,000
12%
1211 Avenue of the Americas
New York, NY 10286

Bank of New York/London
10,000,000
8%
11486 Corporate Blvd.
Orlando, FL 32817

UBSSEC/CMO
24,000,000
20%
299 Park Avenue
New York, NY 10171

JP Morgan Chase Bank NA
54,500,000
46%
14201 Dallas Parkway
Dallas, TX 75254
ML SFKPG
29,370,000
24%
4 Corporate Place
Piscataway, NJ 08854

Bank of New York/London
12,000,000
19%
11486 Corporate Blvd.
Orlando, FL 32817

DRESDNER
12,250,000
19%
51 Mercedes Way
Edgewood, NY 11717
JP Morgan Chase Bank NA
12,255,000
19%
14201 Dallas Parkway
Dallas, TX 75254

WESTLB AGY
4,000,000
6%
1211 Avenue of the Americas
New York, NY 10286

CGM/SAL BR
4,200,000
6%
333 W. 34 th Street, Third Floor
New York, NY 10001

ML SFKPG
13,504,000
21%
4 Corporate Place
Piscataway, NJ 08854

Bank of New York/London
18,000,000
34%
11486 Corporate Blvd.
Orlando, FL 32817
ML SFKPG
17,500,000
33%
4 Corporate Place
Piscataway, NJ 08854

Citibank
3,000,000
5%
3800 Citibank Center B3-15
Tampa, FL 33610
WESTLB AGY
9,750,000
18%
1211 Avenue of the Americas
New York, NY 10286

Merrill Lynch
3,319,000
6%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302

Mellon Trust
4,726,000
24%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

UBSSEC/CMO
5,000,000
25%
299 Park Avenue
New York, NY 10171

Merrill Lynch
8,000,000
40%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302

SSB&T Co
1,920,000
9%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

CS First Boston
9,282,000
43%
51 Mercedes Way
Edgewood, NY 11717
Merrill Lynch
6,000,000
28%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302

UBSSEC/CMO
6,000,000
28%
299 Park Avenue
New York, NY 10171

Bear Stearns
4,189,000
24%
One Metrotech Center North, Fourth Floor
Brooklyn, NY 11202-3862

JP Morgan Chase Bank NA
5,000,000
29%
14201 Dallas Parkway
Dallas, TX 75254

Merrill Lynch
8,000,000
46%
101 Hudson Street, Ninth Floor
Jersey City, NJ 07302